UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 28, 2005
                                                --------------------------------


    MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the
      Pooling and Servicing Agreement relating to the MASTR Adjustable Rate Mortgages Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1)
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-61              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                   -----------------------------



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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On January 28, 2005 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages 2005-1 Mortgage Pass-Through Certificates, Series 2005-1, Class 1-A-1, Class 1-A-X, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 8-A-1, Class 8-A-2, Class 9-A-1, Class 10-A-1, Class A-LR, Class A-UR, Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer, trust administrator and a custodian, U.S. Bank National Association as a custodian, JPMorgan Chase Bank, N.A., as trustee, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages 2005-1 Mortgage Pass-Through Certificates, Series 2005-1, Class B-4, Class B-5, Class B-6 and Class P certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

      4 Pooling and Servicing Agreement, dated as of January 1, 2005, among Mortgage Asset Securitization Transactions,
                                          Inc., UBS Real Estate Securities Inc.,
                                          Wells Fargo Bank, N.A., U.S. Bank
                                          National Association and JPMorgan
                                          Chase Bank, N.A.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


    2/11/2005

                                   By:    /s/ Saro Cutri
                                       -----------------------------------------
                                       Name:   Saro Cutri
                                       Title:   Director


                                   By:    /s/ Peter Ma
                                      ------------------------------------------
                                       Name:   Peter Ma
                                       Title:   Director

                              INDEX TO EXHIBITS
                              -----------------


                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

4                       Pooling and Servicing                     E
                        Agreement, dated as of January
                        1, 2005, among Mortgage Asset
                        Securitization Transactions,
                        Inc., UBS Real Estate
                        Securities Inc., Wells Fargo
                        Bank, N.A., U.S. Bank National
                        Association and JPMorgan Chase
                        Bank, N.A.